Supplement to the John Hancock Money Market Funds prospectus dated July 15, 2004

John Hancock Money Market Fund
For the John Hancock Money Market Fund, the "Your Expenses" section on page five has been deleted and replaced with the following:

YOUR EXPENSES
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses 1                   Class A           Class B          Class C
--------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less   none              5.00%            1.00%

--------------------------------------------------------------------------------------------------
Annual Operating Expenses                             Class A           Class B          Class C
--------------------------------------------------------------------------------------------------
Management fee                                        0.50%             0.50%            0.50%
Distribution and service (12b-1) fees                 0.25%             1.00%            1.00%
Other expenses                                        0.39%             0.39%            0.39%
Total fund operating expenses                         1.14%             1.89%            1.89%
Expense reduction (at least until 7-31-05)2           0.20%             0.10%            0.10%
Net annual operating expenses                         0.94%             1.79%            1.79%

The hypothetical example below shows what your expenses would be after the expense reduction (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------------------------
Expenses                             Year 1           Year 3            Year 5            Year 10
--------------------------------------------------------------------------------------------------
Class A                              $96              $342                $608            $1,368
Class B with redemption             $682              $884              $1,212            $2,008
Class B without redemption          $182              $584              $1,012            $2,008
Class C with redemption             $282              $584              $1,012            $2,203
Class C without redemption          $182              $584              $1,012            $2,203

1 A $4.00 fee will be charged for wire redemptions.
2 Reflects adviser's contractual agreement to limit maximum rate of management fee to 0.40% and distributor's contractual agreement to limit 12b-1 fee on Class A shares to 0.15% until at least 7-31-05.


February 14, 2005
MNYPS 2/05